UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Earliest Event Reported: October 25, 2007
Commission File No. 1-8968
ANADARKO PETROLEUM CORPORATION
1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
(832) 636-1000

Incorporated in the	Employer Identification
State of Delaware	No. 76-0146568
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On October 25, 2007, Anadarko Petroleum Corporation (Anadarko) announced that it is converting to the successful efforts method of accounting. This information is contained in the press release included in this report as Exhibit 99.1.
On October 26, 2007, at 9:00am CDT, Anadarko will host a conference call to discuss the conversion to the successful efforts method of accounting and update guidance for the third quarter of 2007. The related slide presentation is available on Anadarko’s website (www.anadarko.com) and included in this report as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Anadarko Press Release, dated October 25, 2007.

99.2	Anadarko Slide Presentation, dated October 26, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

ANADARKO PETROLEUM CORPORATION (Registrant)
October 25, 2007	By:	/s/ BRUCE W. BUSMIRE
Bruce W. Busmire - Vice President and
Chief Accounting Officer

EXHIBIT INDEX

99.1	Anadarko Press Release, dated October 25, 2007.

99.2	Anadarko Slide Presentation, dated October 26, 2007.